UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 2021

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2021, David Sambur informed Expedia Group, Inc. (the “Company”) that he was resigning from the Board of Directors of the Company (the “Board”), effective May 14, 2021. Mr. Sambur’s decision to resign was not because of any disagreement with the Company, management or the Board. Mr. Sambur was designated by AP Fort Holdings, L.P., an affiliate of Apollo Global Management, Inc. (“Apollo”), to serve on the Board pursuant to the Investment Agreement, dated as of April 23, 2020, by and between the Company and Apollo (the “Investment Agreement”). The Investment Agreement provides that Apollo is entitled to designate one director and one non-voting observer to the Board, in each case until such time as Apollo (together with its Permitted Transferees (as defined in the Investment Agreement)) no longer beneficially owns (a) at least 50% of the shares of Series A Preferred Stock, par value $0.001 per share, purchased by Apollo under the Investment Agreement (subject to adjustment in certain circumstances) and (b) warrants (“Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and/or Common Stock for which the Warrants are exercisable that represent in the aggregate and on an as-exercised basis, at least 50% of the shares underlying the Warrants purchased by Apollo under the Investment Agreement. Apollo (together with its Permitted Transferees) no longer beneficially owns any Warrants or shares of Common Stock and, accordingly, will not be entitled to nominate a representative to the Board to replace Mr. Sambur.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: May 17, 2021